================================================================================

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

-------------------------------

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 25, 2013

STEWART INFORMATION SERVICES CORPORATION (EXACT

NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-02658	74-1677330
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1980 Post Oak Blvd, Houston, Texas 77056 (Address

Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4))

================================================================================

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

A press release issued by Stewart Information Services Corporation on July 25, 2013, regarding financial results for the six months ended June 30, 2013, is attached hereto as Exhibit 99.1, and is incorporated herein by reference. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Exhibit No.	Description

99.1	Press release of Stewart Information Services Corporation dated July 25, 2013, reporting financial results for the six months ended June 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION
(Registrant)

By:	/S/ J. Allen Berryman
(J. Allen Berryman, Chief Financial Officer,
Secretary, Treasurer and Principal Financial Officer

Date: July 25, 2013